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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32833 (Commission File Number)	51-0484716 (I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114
(216) 706-2939
(Address of principal executive offices and telephone number)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Execution of Third Supplemental Indenture

        On June 30, 2007, TransDigm Inc. ("TransDigm"), a wholly-owned subsidiary of TransDigm Group Incorporated ("TD Group"), contributed and assigned (the "Assignment") certain assets related to its AeroControlex Group division to AeroControlex Group, Inc., a Delaware corporation and a newly formed, wholly-owned subsidiary of TransDigm ("AeroControlex"), as part of a restructuring effected by TransDigm in an effort to, among other things, simplify its organizational structure, streamline its tax compliance activities and achieve certain state tax savings.

        On June 29, 2007, in connection with the Assignment and in accordance with the terms of that certain Indenture, dated as of June 23, 2006, by and among TransDigm, TD Group, The Bank of New York Trust Company, N.A., as trustee (the "Trustee"), and the other parties named therein, as supplemented by the First Supplemental Indenture, dated as of November 2, 2006, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, and the Second Supplemental Indenture, dated as of February 7, 2007, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee (as supplemented, the "Indenture"), TransDigm, TD Group, AeroControlex, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into that certain Third Supplemental Indenture to the Indenture (the "Third Supplemental Indenture").

        Pursuant to the terms of the Third Supplemental Indenture, AeroControlex agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture.

        The above summary of the Third Supplemental Indenture is qualified in its entirety by reference to the Third Supplemental Indenture, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Joinder Agreement and Supplement to Guarantee and Collateral Agreement

        In addition, on June 30, 2007, in connection with the Assignment and in accordance with the terms of that certain (i) Credit Agreement, dated as of June 23, 2006, among TransDigm, TD Group and the other parties named therein, as amended by that certain Amendment No. 1, Consent and Agreement, dated as of January 25, 2007 (as so amended, the "Credit Agreement"), and (ii) Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse, as administrative agent and collateral agent, and the other parties named therein (as previously supplemented, the "Guarantee and Collateral Agreement"), AeroControlex and Credit Suisse entered into Supplement No. 3 to the Guarantee and Collateral Agreement ("Supplement No. 3") and a Joinder Agreement to the Credit Agreement (the "Joinder Agreement").

        Pursuant to the terms of Supplement No. 3, AeroControlex agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Credit Agreement from time to time. In addition, under the terms of Supplement No. 3, AeroControlex pledged substantially all of its assets to secure its guaranteed obligations under the Credit Agreement. Pursuant to the terms of the Joinder Agreement, AeroControlex has agreed that it will be deemed to be a "Loan Party" and a "Loan Guarantor" for all purposes of the Credit Agreement.

        The above summary of Supplement No. 3 and the Joinder Agreement is qualified in its entirety by reference to Supplement No. 3 and the Joinder Agreement, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

  (d)
  Exhibits

        The following exhibits are being filed with this Current Report on Form 8-K:

  10.1
  Third Supplemental Indenture, dated as of June 29, 2007, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

  10.2
  Supplement No. 3, dated as of June 30, 2007, among AeroControlex Group, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

  10.3
  Joinder Agreement, dated as of June 30, 2007, between AeroControlex Group, Inc. and Credit Suisse, as agent.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2007

TRANSDIGM GROUP INCORPORATED
By:	/s/ GREGORY RUFUS
	Name:	Gregory Rufus
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Supplemental Indenture, dated as of June 29, 2007, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.
10.2
Supplement No. 3, dated as of June 30, 2007, among AeroControlex Group, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.
10.3	Joinder Agreement, dated as of June 30, 2007, between AeroControlex Group, Inc. and Credit Suisse, as agent.

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1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114 (216) 706-2939 (Address of principal executive offices and telephone number)
SIGNATURE
EXHIBIT INDEX